UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

PETRO RIVER OIL CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
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PETRO RIVER OIL CORP.

1980 Post Oak Blvd., Suite 2020

Houston, TX 77056

March 17, 2014

To the Stockholders of Petro River Oil Corp.:

The 2013 Annual Meeting of Stockholders of Petro River Oil Corp. (the “Company”) will be held on April 16, 2014 at 9:00 AM Eastern Time, local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and the Proxy Statement (also available at www.proxyvote.com) which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Annual Meeting. It is important that your shares be voted on the matters scheduled to come before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, I urge you to vote your shares. For your convenience, we are providing three ways in which you may vote your shares: (1) by Internet, at www.proxyvote.com and using the control number located on your proxy card; (2) by touch-tone telephone, by dialing the toll-free telephone number located on your notice and following the instructions; or (3) by mail, by returning your executed proxy in the enclosed postage paid envelope. If you attend the Annual Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Annual Meeting, you may revoke such proxy at any time prior to the Annual Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Executive Chairman of the Company.

Sincerely,

/s/ Scot Cohen
Executive Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of stockholders to be held on April 16, 2014: In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we are now providing access to our proxy materials, including the proxy statement, our Transition Report on Form 10-K for the transition period from January 1, 2013 to April 30, 2013 and a form of proxy relating to the Annual Meeting, over the Internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

PETRO RIVER OIL CORP.

1980 Post Oak Blvd., Suite 2020

Houston, TX 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on April 16, 2014

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Petro River Oil Corp., a Delaware corporation (the “Company”), will be held at 9:00 AM Eastern Time, local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022 for the following purposes:

1.	To elect a slate of nominees consisting of Scot Cohen, Glenn C. Pollack, John Wallace, and Fred Zeidman to serve as directors of the Company;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending April 30, 2014;

3.	To approve an amendment to the Company’s Articles of Incorporation to effect one or more reverse stock splits in a specific ratio ranging from one-for-two to one-for-two hundred fifty to be determined by the Board of Directors and effected, if at all, within one year from the date of the Annual Meeting;

4.	To approve an amendment to the Company’s 2012 Equity Compensation Plan (the “Plan”) to increase the number of shares of common stock permitted to be issued pursuant to the Plan and establish a maximum individual award of options;

5.	To approve, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers as described in this Proxy Statement;

6.	To vote, on a non-binding advisory basis, on the frequency of stockholder advisory votes on executive compensation; and

7.	To consider and vote upon such other matter(s) as may properly come before the Annual Meeting or any adjournment(s) thereof.

The Board of Directors recommends that you vote in favor of proposals one through five, and “Three Years” on proposal six.

Stockholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof. The approximate date on which the Proxy Statement and accompanying proxy are intended to be sent or given to the stockholders is March 17, 2014.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES. FOR YOUR CONVENIENCE, WE HAVE PROVIDED THREE EASY METHODS IN WHICH YOU CAN VOTE YOUR SHARES:

By Internet. Visit www.proxyvote.com and enter the control number located on your notice.

By Touch-Tone Telephone. Dial the toll-free number found on your notice and follow the simple instructions.

By Mail. Return your executed proxy in the enclosed postage paid envelope.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

By Order Of The Board Of Directors

/s/ Ruben Alba
Secretary
March 17, 2014

PETRO RIVER OIL CORP.

1980 Post Oak Blvd., Suite 2020

Houston, TX 77056

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of Petro River Oil Corp., a Delaware corporation (the “Company”), for the 2013 Annual Meeting (the “Annual Meeting”) of the Stockholders to be held at 9:00 AM Eastern Time on April 16, 2014 and at any adjournment or adjournments thereof, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the stockholders is March 17, 2014. The proxy materials are also available free of charge on the Internet at www.proxyvote.com. Stockholders are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, stockholders do not need to attend the Annual Meeting to vote. Instead, stockholders may simply complete, sign and return the proxy card, complete the proxy card online at www.proxyvote.com, or vote by telephone by dialing the toll-free telephone number located on the proxy card.

We will bear the expense of solicitation of proxies for the Annual Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our common stock, $.00001 par value (the “Common Stock”), as of the close of business on March 4, 2014 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 818,567,746 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

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Voting

The election of directors requires the approval of a plurality of the votes cast at the Annual Meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of shares of Common Stock, you cannot directly vote those shares at the Annual Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Annual Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Annual Meeting.

At the Annual Meeting, ballots will be distributed with respect to the proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record. For proposals one through five, the votes will be in three categories: “FOR,” “AGAINST” or “ABSTAIN.” For proposal six, the vote categories will be “ONE YEAR,” “TWO YEARS” or “THREE YEARS.”

Proxies

The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Annual Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a later dated proxy, or by a written notice of revocation, sent to the attention of the Executive Chairman at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Annual Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

With the exception of Proposals Four and Five, none of the officers or directors has any interest in the matters to be acted upon.

Dissenters’ Rights of Appraisal

Under the Delaware General Corporation Law and the Company’s Bylaws, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Board is currently comprised of four members. Vacancies on the Board may be filled by a vote of a majority of the remaining directors, although less than a quorum is present. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board has recommended for election Scot Cohen, Glenn C. Pollack, John Wallace, and Fred Zeidman (each, a “Nominee”). If elected at the Annual Meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Scot Cohen, Glenn C. Pollack, John Wallace, and Fred Zeidman. In the event that any Nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute Nominee as the Board may propose. Each of Scot Cohen, Glenn C. Pollack, John Wallace, and Fred Zeidman has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and Nominees, their ages, positions with Petro River Oil Corp., the dates of their initial election or appointment as director are as follows:

Name	Position With the Company	Age	Director Since
Scot Cohen	Executive Chairman	44	2012
Glenn C. Pollack (1)(2)	Director	55	2012
John Wallace	Director	40	2013
Fred Zeidman (1)(2)	Director	67	2012

(1)	Member of Audit Committee
(2)	Member of Compensation Committee

Scot Cohen, a member of the Board since 2012, has served as Executive Chairman of the Company since 2013. He earned a Bachelor of Science degree from Ohio University in 1991. Mr. Cohen is a Co-Founder and Managing Partner at Iroquois Capital Opportunity Fund, a private equity fund focused on identifying and realizing investment opportunities in companies developing onshore oil and gas assets in North America. Additionally, Mr. Cohen manages several operating and non-operating partnerships which invest in domestic oil and gas assets. The Board believes that Mr. Cohen has the experience, qualifications, attributes and skills necessary to serve on the Board because of his many years of experience in the oil and natural gas industry.

Glenn C. Pollack, a member of the Board since 2012, is a Managing Director and Founder of Candlewood Partners, LLC (“Candlewood”), a merchant bank focused on middle market corporate finance and infrastructure projects. Prior to founding Candlewood, Mr. Pollack was a Managing Director and Principal of a middle market investment banking firm with offices in Chicago and Cleveland. He was responsible for the Restructuring Group and was involved in other corporate finance transactions including mergers and acquisitions and capital raising for special situations. He also spent five years as the CEO of a regional distributor of perishable foods with annual revenues of $180 million and over 250 employees in four states. Mr. Pollack is a certified public accountant and has worked for Price Waterhouse as a consultant and Touche Ross as an auditor. The Board believes that Mr. Pollack has the experience, qualifications, attributes and skills necessary to serve on the Board because of his many years of experience in the corporate and accounting professions.

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John Wallace, a member of the Board since 2013, graduated from Syracuse University in May 1996 with a Bachelors of Science degree in sociology. From June 1996 through May 2004, Mr. Wallace was a professional basketball player associated with the National Basketball Association. Since April 2009, Mr. Wallace has been an alumni relations and fan development representative for the New York Knicks, a professional basketball team aligned with the National Basketball Association. In that capacity, Mr. Wallace works on community public relations and fan development initiatives, along with sponsorship and marketing programs. In January 2013, Mr. Wallace joined Hotaling Insurance Group as an insurance agent. In February 2013, Mr. Wallace became an Executive Board Member of Heavenly Productions Foundation, a not for profit charitable organization dedicated to helping children in need or in distress. Since October 2007, Mr. Wallace has served as Vice President of Winning Because I Tried, a non-profit he co-founded in 2007, and whose focus is on academic success, social interaction, peer pressure awareness, and sound decision-making for children ages 8-18. Since 2006, Mr. Wallace has been President and General Manager of Rochester AAU Basketball, a program he founded in March 2006, which is designed to leverage sports as a means for youth to obtain a college education. The Board believes that Mr. Wallace has the experience, qualifications, attributes and skills necessary to serve on the Board due to his business experience and leadership positions, as well as his diversity of opinion.

Fred Zeidman, a member of the Board since 2012, has served as Chairman of the Board of Directors of Petroflow Energy Corporation since September 2011. Mr. Zeidman has also served as a director of Hyperdynamics Corporation since 2009 and as a director of Prosperity Bancshares, Inc. since 1986. He currently also serves as trustee for the AremisSoft Liquidating Trust, a position he has held since 2004. In March 2008, Mr. Zeidman was appointed the Interim President of Nova Biosource Fuels, Inc. (“Nova”), a publicly-traded biodiesel technology company, and served in that position until the company’s acquisition in November 2009. Mr. Zeidman also served as a director of Nova from June 2007 to November 2009. From August 2009 through November 2009, Mr. Zeidman served as Chief Restructuring Officer for Transmeridian Exploration, Inc. He also served as CEO, President and Chairman of the Board of Seitel Inc., an oil field services company, from June 2002 until its sale in February 2007. Mr. Zeidman served as a Managing Director of the law firm Greenberg Traurig, LLP from July 2003 to December 2008. Mr. Zeidman has served as CEO, Interim CEO and Chairman of the Board of a variety of companies, including several in the oil and gas sector. In March 2013, Mr. Zeidman was appointed to the Board of Straight Path Communications Inc. Mr. Zeidman is the Chairman Emeritus of the United States Holocaust Memorial Council. He was appointed to that position by former President George W. Bush in March 2002 and served from 2002-2010. He is also Chairman Emeritus of the University of Texas Health Science System Houston and is on the Board of Trustees of the Texas Heart Institute (where he currently serves as Interim Chief Financial Officer) and the Institute for Rehabilitation and Research. He currently serves on the Board of Directors and Executive Committee of the University of Saint Thomas and chairs its Development Committee and Houston Community College. Mr. Zeidman received his Bachelor of Science and Bachelor of Arts from Washington University and a Masters of Business Administration from New York University. The Board believes that Mr. Zeidman has the experience, qualifications, attributes and skills necessary to serve on the Board because of his many years of experience, as well as his numerous leadership positions, in the oil and natural gas industry.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF SCOT COHEN, GLENN C. POLLACK, JOHN WALLACE, AND FRED ZEIDMAN.

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending April 30, 2014.

We are asking our stockholders to ratify the selection of Marcum LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Marcum LLP to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TWO.

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

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PROPOSAL THREE

TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS IN A SPECIFIC RATIO RANGING FROM ONE-FOR-TWO TO ONE-FOR-TWO HUNDRED FIFTY TO BE DETERMINED BY THE BOARD OF DIRECTORS AND EFFECTED, IF AT ALL, WITHIN ONE YEAR FROM THE DATE OF THE ANNUAL MEETING

We are asking you to approve a proposal to authorize the Board, in its discretion, to effect one or more reverse stock splits of the Company’s Common Stock at a specific ratio to be determined by the Board, ranging from one-for-two (1:2) to one-for-two hundred fifty (1:250) (a “Reverse Split”), not to exceed in the aggregate one-for-two hundred fifty (1:250), and effected, if at all, within one year from the date of the Annual Meeting (the “Authorized Period”). However, notwithstanding approval of this proposal by our stockholders, the Board will have the sole authority to elect whether or not to amend our Certificate of Incorporation to effect one or more Reverse Splits. Any Reverse Split may be abandoned at any time prior to the effectiveness of the filing of the necessary documents effectuating such Reverse Split. In approving this proposal, Shareholders would also be approving a corresponding decrease in the Company’s authorized shares of Common Stock, in the event that the Board elects to exercise its discretion to implement a Reverse Split.

The text of the proposed amendment of our Certificate of Incorporation to effect a Reverse Split is included as Appendix A to this Proxy Statement. Such text is however subject to revision for such changes as may be required by the Secretary of State of the State of Delaware, and other changes consistent with this proposal that we may deem necessary or appropriate.

Purposes of a Reverse Stock Split

The Board believes that having the ability to effect a Reverse Split would provide a number of benefits for the Company and its stockholders, principally (a) allowing it to apply for public listing and (b) enhancing liquidity.

Our Common Stock is currently traded over-the-counter and quoted on OTCBB. The Company may seek to list its shares on the NASDAQ Capital Market or the NYSE MKT exchange (each, an “Exchange”). The Board believes that listing our Common Stock on an Exchange would be in the best interests of the Company and its stockholders, as it may increase the liquidity in the trading market of our Common Stock. The listing rules of the Exchanges have minimum share price requirements which would prohibit the Company from applying for listing at the current time. In the event that the Company does seek to apply for listing on an Exchange, the Company may need to effectuate a Reverse Split in order to meet the minimum share price requirements. However, despite the approval of the Reverse Split by our stockholders and the implementation by our Board, there is no assurance that the Reverse Split will result in our meeting the minimum share price requirements.

In addition to satisfying listing requirements of the Exchanges, the Board may consider other factors in determining whether to implement a Reverse Split. Our Board believes that a Reverse Split can offer advantages to the Company and its stockholders apart from compliance with the rules of an Exchange.

The Board believes that an increased stock price may encourage investor interest and improve the marketability of our Common Stock to a broader range of investors, thereby enhancing the liquidity of our Common Stock. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our Common Stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were substantially higher. This factor may also limit the willingness of institutions to purchase our Common Stock. The Board believes that the anticipated higher market price resulting from a Reverse Split could enable institutional investors and brokerage firms with such policies and practices to invest in our Common Stock.

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Although we expect a Reverse Split will result in an increase in the market price of our Common Stock, a Reverse Split may not increase the market price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding or result in a permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in our reports filed with the SEC. The history of similar reverse stock splits for companies in like circumstances is varied. If the Reverse Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Split.

Board Discretion to Implement a Reverse Split

If the stockholders approve this resolution, this grant of authority would give the Board the right to effect one or more Reverse Splits during the Authorized Period if the Board deems it to be in the best interests of the Company. However, such approval would not obligate the Board to do so at any given time within the Authorized Period, or at all. The Board believes that granting this discretionary authority provides the Board with maximum flexibility to react to prevailing market conditions and future changes to the market price of our Common Stock, and therefore better enables it to act in the best interests of the Company. If this proposal is approved by the stockholders, the Board will have the authority, in its sole determination without any further action necessary by the stockholders, to effect one or more Reverse Splits during the Authorized Period within the range set forth above, as determined by the Board, subject to the maximum aggregate ratio. The Board may, in its sole determination, choose to not effect a Reverse Split. In exercising its discretion, the Board may consider the following factors:

●	the ratio that would result in the greatest overall reduction in administrative costs;

●	the historical trading price and trading volume of the Company’s Common Stock;

●	the then-prevailing trading price and trading volume of the Company’s Common Stock and the anticipated impact of the Reverse Split on the trading market for the Company’s Common Stock; and

●	the prevailing general market and economic conditions.

At the close of business on February 26, 2014, the Company had 818,567,746 shares of Common Stock issued and outstanding. For illustrative purposes only, assuming a 1-for-10 ratio, the Company would have approximately 81,856,775 shares of Common Stock issued and outstanding (without giving effect to the treatment of fractional shares). The actual number of shares of Common Stock outstanding after giving effect to a Reverse Split will depend on the reverse split ratio that is ultimately selected by the Board, and the number of shares of Common Stock outstanding at the time the Reverse Split is effected, as further described below. The Company does not expect a Reverse Split to have any economic effect on stockholders, warrant holders, debt holders or holders of options, except to the extent the Reverse Split results in fractional shares as discussed below.

Effects of a Reverse Split

If a Reverse Split is approved and implemented by the Board, the principal effect will be to proportionately decrease the number of outstanding shares of Common Stock based on the ratio selected by the Board. The shares of Common Stock are currently registered under Section 12(g) of the United States Securities Exchange Act of 1934 (the “Exchange Act”), and the Company is thus subject to the periodic reporting and other requirements of the Exchange Act in the United States. A Reverse Split will not affect the registration of the Common Stock with the SEC or on OTCBB, where the Common Stock is quoted. Following a Reverse Split, the Common Stock will continue to be quoted on OTCBB, although the shares will receive a new CUSIP number.

Proportionate voting rights and other rights of the holders of shares of the Company’s Common Stock will not be affected by a Reverse Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares immediately prior to the effectiveness of a Reverse Split will generally continue to hold 2% of the voting power of the outstanding Common Stock after a Reverse Split. The number of stockholders of record will not be affected by a Reverse Split, other than as a result of the treatment of fractional shares as described below. If approved and implemented, a Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits to the Company of a Reverse Split.

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Effect on the Company’s 2012 Equity Incentive Plan

As of February 27, 2014, the Company had approximately 87,938,281 shares of Common Stock subject to stock options outstanding under the Company’s 2012 Equity Incentive Plan (the “Plan”). Should one or more Reverse Splits be effected, proportionate adjustments will be made to the number of shares outstanding and available for issuance under the Plan and to the exercise price, grant price or purchase price relating to any award under the Plan. The Board will determine the treatment of fractional shares subject to stock options under the Plan.

Effective Date

A Reverse Split would become effective on the date of filing of a Certificate of Amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. On the effective date, shares of Common Stock issued and outstanding and the shares of Common Stock held in treasury, in each case, immediately prior thereto, will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio determined by the Board within the limits set forth in this proposal.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result a Reverse Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Split will automatically be entitled to receive an additional share of the Company’s Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Book-Entry Shares

If a Reverse Split is effectuated, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical share certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to a Reverse Split.

Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company’s transfer agent that indicates the number of shares owned in book-entry form.

Certificated Shares

If a Reverse Split is effectuated, stockholders holding certificated shares (i.e., shares represented by one or more physical share certificates) will receive a transmittal letter from the Company’s transfer agent promptly after the effectiveness of a Reverse Split. The transmittal letter will be accompanied by instructions specifying how stockholders holding certificated shares can exchange certificates representing the pre-split shares for a statement of holding.

Beginning after the effectiveness of a Reverse Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

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U.S. Federal Income Tax Consequences

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Split by a U.S. stockholder that holds the shares as a capital asset. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of Common Stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of Common Stock is a stockholder who is not a U.S. stockholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholder that may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (7) foreign stockholders or U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of Common Stock in connection with employment or other performance of services; (10) dealers and other stockholders that do not own their shares of Common Stock as capital assets; (11) U.S. expatriates, (12) foreign entities; or (13) non-resident alien individuals. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Reverse Split..

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Split.

Based on the assumption that the Reverse Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion and the discussion below regarding the treatment of cash paid in lieu of fractional shares, the following U.S. federal income tax consequences should result from a Reverse Split:

●	A stockholder should not recognize gain or loss in the Reverse Split;

●	the aggregate tax basis of the post-Reverse Split shares should be equal to the aggregate tax basis of the pre-Reverse Split shares ; and

●	the holding period of the post-Reverse Split shares should include the holding period of the pre-Reverse Split shares.

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THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights of appraisal with respect to the proposed amendment to our Certificate of Incorporation to effect a Reverse Split, and we will not independently provide our stockholders with any such right.

Vote Required for Approval

The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as shares voted against the Reverse Split proposal and broker non-votes will not occur in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL THREE.

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PROPOSAL FOUR

TO APPROVE AN AMENDMENT TO THE COMPANY’S 2012 EQUITY COMPENSATION PLAN (THE “PLAN”) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK PERMITTED TO BE ISSUED PURSUANT TO THE PLAN AND ESTABLISH A MAXIMUM INDIVIDUAL AWARD OF OPTIONS

Background of Proposal

On August 10, 2012, the Company’s Board approved and adopted the Petro River Oil Corp. 2012 Equity Incentive Plan (the “Plan”), and authorized the Company to issue up to 90,000,000 shares of its Common Stock under the Plan, subject to adjustment to take account of stock dividends, stock splits, recapitalizations and similar corporate events. The Plan became effective when it was approved by the Board, subject to approval by the Company’s stockholders. The principal features of the Plan are described below.

The Board believes the Plan provides an important mechanism by which stock options and other stock awards may be granted to directors, employees and consultants as an incentive and to tie their interests closer to those of our stockholders. In addition, the Board believes it is important to have reserved a sufficient number of shares to support stock option grants and awards for the foreseeable future.

As of February 27, 2014, there were 2,061,719 shares remaining available for issuance under the Plan. The Board believes the current number of shares remaining available for issuance under the Plan is insufficient, based on the Company’s current rate of option grants as well as the Company’s anticipated hiring of new employees. Without the ability to provide equity compensation, the Company may be unable to attract and retain key employees.

Therefore, on February 12, 2014, the Board approved, subject to stockholder approval, an amendment to the Plan, to increase the number of shares reserved for issuance under the Plan from 90,000,000 to 120,000,000. If this proposal is approved, the Company intends to continue to provide equity incentives to existing key employees as well to certain newly-hired employees and outside directors.

The Plan has also been amended to add an individual award limit on the grant of stock options in order to allow such grants to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). A vote in favor of the Proposal will be a vote approving all of the material terms of the Plan for purposes of the stockholder approval requirements of Section 162(m) of the Code.

Summary of the Plan

The following is a summary of the material provisions of the Plan. The summary does not purport to be a complete statement of the Plan, and while references are made to the full text of the Plan, the full Plan, as proposed to be amended with the proposed changes highlighted, is attached for your review hereto as Appendix B. All capitalized terms not defined herein shall have the same meaning ascribed to them within the Plan.

Purpose

The Plan is intended to enhance the Company’s ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, restricted stock units, and unrestricted stock. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan are not intended to qualify as incentive stock options for purposes of Section 422 of the Code.

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Administration of the Plan

The Plan is administered by the Board, but at the Board’s discretion, administration of the plan may be delegated to the Compensation Committee, such other committee as determined by the Board of Directors, or a subcommittee consisting solely of non-employee, outside directors, as is consistent with the Company’s Bylaws and applicable law. The Board has full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and has full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

Eligibility

Awards may be granted to any employee, officer, director, or consultant of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate, as the Board shall determine and designate from time to time in its discretion. It is presently contemplated that approximately 15 persons will be eligible to receive awards.

Available Shares

An aggregate of 120,000,000 shares of Common Stock is reserved for issuance and available for awards under the Plan. Shares of Common Stock underlying awards that for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full will revert to and again become available for issuance under the Plan. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise. On February 21, 2014, the market price per share of the Common Stock was $0.10 based on the previous day’s closing price of the Company’s Common Stock, as quoted on OTCBB.

Awards

The Board, in its sole discretion, designates who is eligible to receive awards, determines the form of each award, determines the number of shares of stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Board deems appropriate.

The types of awards the Board will be able to grant will be:

●	Stock Options. A stock option entitles the holder to purchase shares of our Common Stock for a price that is determined when the stock option is granted, which may not be less than 100% of the Fair Market Value of our Common Stock on the date of grant. Options may be wholly or partly exercisable when they are granted, or they may become exercisable in whole or in installments at a subsequent date or dates, as established by the Board when granting the award. A stock option may require that the exercise price be paid in cash or may permit it to be paid in whole or in part with shares of our Common Stock (either previously owned shares or shares issuable upon exercise of the stock option) valued at their fair market value on the date the stock option is exercised. The Board will specify the term of each stock option when it is granted, but the term may not exceed ten years.

●	Restricted Stock. Restricted stock is shares of Common Stock that are issued to a participant (and of which the participant becomes the owner), which are subject to such restrictions as to transferability and risk of forfeiture as imposed by the Board. The restrictions may lapse separately under such circumstances such as achievement of performance goals and/or future service requirements. Except to the extent restricted under the terms of the Plan, any grantee of shares of restricted stock under the Plan are entitled to vote them and receive dividends and distributions with regard to them even before they vest. Shares of restricted stock may not be transferred or pledged until they vest, except with the approval of the Committee, and then only if the person to whom they are transferred agrees to abide by the forfeiture provisions.

●	Restricted Stock Units (RSUs). An RSU is a right to receive shares of stock (or equivalent value in cash) at a future date subject to the terms and conditions of the award as established by the Committee.

●	Unrestricted Stock. Unrestricted stock is freely tradable stock that does not contain a restrictive legend.

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Section 162(m) of the Code potentially limits the tax deductions the Company can take for compensation paid to certain of our named executive officers in excess of $1,000,000. Compensation that qualifies as “performance-based compensation” under Section 162(m) is not subject to this limit. Stock options may qualify as “performance-based compensation” for this purpose if the Plan meets certain requirements, including if the Plan limits the number of stock options that may be granted to a participant for a particular period of time. To this end, the Plan has been amended to provide that no employee will be eligible to be granted stock options covering more than 9,000,000 shares of stock during any calendar year.

The Board may amend or terminate the Plan at any time, except that any amendment or alteration to the Plan shall be contingent on the approval of the Company’s stockholders not later than the Annual Meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange, provided that, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under any previously granted and outstanding award.

If any change is made in the Common Stock subject to the Plan, or subject to any award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the maximum number of securities subject to the Plan, and the maximum number of securities subject to award to any person, and the outstanding awards will be appropriately adjusted in the number of securities and price per share of Common Stock subject to such outstanding awards.

With the exception of restricted stock awards, as discussed above, no recipient (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable pursuant to an award (or exercise thereof) unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the recipient (or beneficiary).

Unless otherwise determined by the Board at the time of granting, an award granted pursuant to the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution, or to a revocable trust, and may be exercised, during the lifetime of the recipient, only by the recipient. If the Board makes an award transferable, the award will contain such additional terms and conditions as the Board deems appropriate.

Federal Income Tax Consequences

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the Plan. This summary is based on the federal income tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws or other payroll withholding taxes. The Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Stock Options. A participant generally will not have income upon the grant of a stock option. A participant generally will have compensation income and will be subject to federal income tax withholding upon the exercise of a stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant generally will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If the stock option is permitted to be exercised prior to becoming fully vested and the shares acquired at exercise are subject to a substantial risk of forfeiture, the participant generally will be treated as having received restricted stock and the tax consequences below with respect to restricted stock apply.

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Restricted Stock/Restricted Stock Units. Generally, restricted stock and restricted stock units are not taxable to a participant at the time of grant, but instead is included in ordinary income (at their then fair market value) and subject to federal income tax withholding when the restrictions on the restricted stock units lapse or when the restricted stock units are settled. Upon sale of the stock, the participant generally will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the restrictions lapsed with respect to restricted stock or the day restricted stock units are settled. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. A participant may elect to recognize income on restricted stock at the time of grant, in which case the fair market value of the common stock at the time of grant is included in ordinary income and subject to federal income tax withholding and there is no further income recognition when the restrictions lapse. This election is not available with respect to restricted stock units.

Unrestricted Common Stock. Upon the issuance of unrestricted shares of Common Stock to you, the fair market value of such shares generally will constitute ordinary income to you. If you sell any shares of Common Stock acquired pursuant to the grant of such award, the difference between the amount you realized on the sale and your tax basis with respect to those shares (which, generally, will be equal to the amount of income you reported with respect to the payment of the shares of Common Stock) will be taxed as short or long-term capital gain or loss, depending on whether the one-year capital gain holding period is met.

Tax Consequences to the Company. In general, the Company will be entitled to a tax deduction for any amount included in income by a participant under the Plan, subject to the limitations of Section 162(m) of the Code to the extent applicable. As noted above, if this Proposal is approved, compensation realized from the exercise of stock options should be able to qualify as “performance-based compensation” that is not subject to the limitations of Section 162(m) of the Code.

Securities Authorized for Issuance under the Plan

The following table outlines awards issued pursuant to the Plan as of February 27, 2014.

Plan Category	Number of securities to be issued upon exercise of vested outstanding options, warrants and rights	Number of securities to be issued upon exercise of unvested outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a) and (b))

Equity compensation plans approved by security holders	24,229,947	63,708,334 (1)	$0.05983	2,061,719
Equity compensation plans not approved by security holders	0	0	N/A	0
Total	24,229,947	63,708,334		2,061,719

(1)	This total includes options granted to executive officers of the Company, the vesting of which are contingent upon the approval of this proposal, as discussed below under “New Plan Benefits.”

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New Plan Benefits

Between November 22 and November 27, 2013, the Company granted Stock Options to certain of its executive officers, as previously reported on a Form 8-K filed with the SEC on November 27, 2013. Pursuant to the terms of these grants, the Stock Options were to vest in five equal installments, with the first installment vesting immediately upon granting, and the final four installments vesting equally on the anniversary of the initial grant date. The vesting of the final four installments was made contingent upon the Company obtaining shareholder approval to increase the number of shares permitted to be issued pursuant to the plan, and adopting a maximum award limitation. The number of units, the vesting of which is contingent upon shareholder approval of this Proposal Four, are included in the following table.

2012 Equity Compensation Plan

Name and Position	Dollar Value ($)	Number of Units

Scot Cohen, Executive Chairman	N/A	0
Ruben Alba, EVP Unconventional	N/A	10,000,000
Daniel Smith, EVP Operations	N/A	10,000,000
Gary Williky, EVP Business Development	N/A	5,000,000
Luis Vierma, EVP, Geological and Geophysical	N/A	5,000,000
Executive Group	N/A	30,000,000
Non-Executive Director Group	N/A	0
Non-Executive Officer Employee Group	N/A	0

Certain Interests of Directors

In considering the recommendation of our Board with respect to the approval of the material terms of the Plan, stockholders should be aware that the members of our Board have certain interests, which may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Plan. Our Board recognizes that approval of this proposal may benefit our directors and their successors.

Vote Required for Approval

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the 2013 Annual Meeting is required to approve this proposal. Abstentions will have the same effect as shares voted against the proposal and broker non-votes will not occur in connection with the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL FOUR.

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PROPOSAL FIVE

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background of the Proposal

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders are now entitled to vote to approve, on an advisory (nonbinding) basis, the compensation of our Chief Executive Officer and our other named executive officers as disclosed in this Proxy Statement in accordance with the rules of the SEC.

Executive Compensation

We believe that our executive compensation programs, which are reviewed and approved by the Compensation Committee, are designed to retain and incentivize the high quality executives whose efforts are key to our long-term success. Stockholders are encouraged to carefully review the “Executive Officers” section of this proxy statement for additional details about the Company’s executive compensation, including information about the fiscal year 2013 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this Proxy Statement. Accordingly, we are asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosure is hereby APPROVED.”

Vote Required; Effect

Stockholder approval of this Proposal Five will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions and broker non votes will not be counted as votes cast and therefore will not affect the determination as to whether the advisory resolution regarding the Company’s compensation of executives is approved.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Nevertheless, our Board of Directors and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and, accordingly, the Board and Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL FIVE.

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PROPOSAL SIX

ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

Background of the Proposal

The Dodd-Frank Act and Section 14A of the Exchange Act also enables our stockholders to indicate their preference regarding how frequently we should seek non-binding advisory votes on the compensation of our named executive officers, as disclosed in our proxy statements pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal Six, stockholders may indicate whether they would prefer an advisory vote on the compensation of our named executive officers once every one, two, or three years. Alternatively, stockholders may abstain from casting a vote.

Recommended Frequency of Advisory Vote on Compensation

After careful consideration of this proposal, our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore our Board of Directors recommends that you vote for a three-year interval for the stockholder advisory votes on executive compensation.

Effect

While the Board believes that its recommendation is appropriate at this time, stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether the non-binding stockholder advisory votes on the approval of our named executive officer compensation practices should be held every year, every two years or every three years. The option among those choices receiving the highest number of votes cast in person or by proxy at the Annual Meeting will be deemed to be the frequency preferred by our stockholders. The Board and the Compensation Committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority of the votes cast support such frequency, the Board will consider our stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold stockholder advisory votes on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE OPTION OF “EVERY THREE YEARS” ON THIS PROPOSAL SIX.

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CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Meetings and Certain Committees of the Board

The Board held 3 meetings during the fiscal year ended April 30, 2013. In the fiscal year ended April 30, 2013, the Company had an Audit Committee which consisted of one member. There were no meetings of the Audit Committee in the fiscal year ended April 30, 2013. The Company did not have a Compensation Committee in the fiscal year ended April 30, 2013. Each Director attended, either in person or telephonically, at least 75% of the aggregate Board of Directors meetings and meetings of committees on which he or she served during his or her tenure as a director or committee member.

Board Committees

Pursuant to a securities purchase agreement executed April 23, 2013, the Company effected a reverse merger, which led to a change in control of the Company (the “Share Exchange”). Following the Share Exchange, the Company engaged in a corporate reorganization, by which the Board created an Audit Committee and a Compensation Committee.

Audit Committee

The Audit Committee is currently comprised of Glenn C. Pollack and Fred Zeidman, each of whom is independent as “independence” is currently defined in applicable SEC rules and an “independent director” as currently defined in applicable rules of the New York Stock Exchange. The Board has determined that Glenn C. Pollack qualifies as an “Audit Committee financial expert,” as defined in applicable SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board made a qualitative assessment of Mr. Pollack’s level of knowledge and experience based on a number of factors, including his formal education and experience.

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance of and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual or transition report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee operates under the written Audit Committee Charter adopted by the Board in July of 2013, a copy of which may be obtained by writing the Secretary of the Company at 1980 Post Oak Blvd., Suite 2020, Houston, TX 77056, and is available on the Company’s website at http://www.petroriveroil.com.

Compensation Committee

The Compensation Committee is currently comprised of Glenn C. Pollack and Fred Zeidman, each of whom is independent as “independence” is currently defined in applicable SEC rules and an “independent director” as currently defined in applicable rules of the New York Stock Exchange. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board, policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board. The Compensation Committee operates under the written Compensation Committee Charter adopted by the Board in July of 2013, a copy of which may be obtained by writing the Secretary of the Company at 1980 Post Oak Blvd., Suite 2020, Houston, TX 77056, and is available on the Company’s website at http://www.petroriveroil.com.

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Board Leadership Structure and Risk Oversight

Our Chairman of the Board is also an executive of the Company. We believe that by having this combined position, our Executive Chairman serves as a bridge between management and the Board, ensuring that both act with a common purpose. In addition, we believe that the combined position facilitates our focus on both long- and short- term strategies. Further, we believe that the advantages of having an Executive Chairman with extensive knowledge of our company, as opposed to a relatively less informed independent Chairman, outweigh potential disadvantages. Additionally, of our four current Board members, three have been deemed to be independent by our Board. Accordingly, we believe that our majority of independent directors provides sufficient independent oversight of our management. We do not have a lead independent director.

We administer our risk oversight function through our Audit Committee as well as through our Board of Directors as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board of Directors.

Director Nominations and Independence

The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be nominated. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Other relevant factors, including age and diversity of skills, will also be considered. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders. Although not part of any formal policy, the goal is a balanced and diverse Board, with members whose skills, viewpoint, background and experience complement each other and, together, contribute to the Board’s effectiveness as a whole. The Board uses its network of contacts when compiling a list of potential director candidates and may also engage outside consultants (such as professional search firms).

In addition, the Board reviews each nominee’s relationship with the Company in order to determine whether the nominee can be designated as independent. All members of the Company’s Board, excluding Scot Cohen, are independent directors of the Company, and as such, they satisfy the definition of independence in accordance with SEC rules and New York Stock Exchange listing standards.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to Ruben Alba, Secretary, at 1980 Post Oak Blvd., Suite 2020, Houston, TX 77056. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Secretary and submitted to the entire Board no later than the next regularly scheduled Board meeting.

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Annual Meetings

We have no policy with respect to director attendance at Annual Meetings. Last year no directors attended the Annual Meeting.

Compensation of Directors

No directors received compensation for board services in the fiscal year ended April 30, 2013. The Corporation has no formal arrangement pursuant to which directors are compensated for their services in their capacity as directors, except for the granting from time to time of incentive stock options. As of February 27, 2014 the Company has made awards to each of the Company’s non-employee Directors of 847,457 options to purchase Common Stock of the Company under the Company’s 2012 Equity Incentive Plan.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

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EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Position With Our Company	Age	Officer Since
Scot Cohen	Executive Chairman	44	2013
David Briones	Chief Financial Officer	37	2013
Ruben Alba	Executive Vice President, Unconventional	41	2013
Daniel Smith	Executive Vice President, Operations	41	2013
Luis Vierma	Executive Vice President, Geological and Geophysical	55	2013
Gary Williky	Executive Vice President, Business Development	54	2013

Ruben Alba has served as Executive Vice President Unconventional since July 3, 2013. Mr. Alba received his B.S. in Chemical Engineering from New Mexico State University and has been active in the oil & gas industry since 1997. Mr. Alba spent the majority of his career with both Halliburton Energy Services and Superior Well Services, overseeing regional technical staff and operations. In this capacity, Mr. Alba introduced a number of new and novel technologies involving new fluid chemistry to the industry, as well as completion processes to reservoirs requiring cutting edge technology, where he holds three US Patents.

David Briones has served as Chief Financial Officer since August 15, 2013. Since October 1, 2010, Mr. Briones has acted as the managing member of Brio Financial Group, LLC, a financial reporting consulting firm. From January 2006 through September 2010, Mr. Briones managed the public company and hedge fund practices at Bartolomei Pucciarelli, LLC (“BP”). In that capacity, Mr. Briones performed audit services, outsourced CFO functions, and/or consulted clients through difficult SEC comment periods particularly through application of complex accounting principles for a vast public company client base. Mr. Briones served as the Chief Financial Officer of NXT Nutritionals Holdings, Inc. from February 2, 2009 to May 15, 2012. Mr. Briones also served as the Chief Financial Officer of Clear-Lite Holdings, Inc. from August 3, 2009 to March 21, 2011. Prior to joining BP, Mr. Briones was an auditor with PricewaterhouseCoopers LLP in New York, New York. Mr. Briones specialized in the financial services group, and most notably worked on the MONY Group, Prudential Financial, and MetLife initial public offerings.

Daniel Smith has served as Executive Vice President Operations since July 3, 2013. Mr. Smith, who received a Bachelors of Science degree in Chemical Engineering from Texas A&M University, is a registered Professional Engineer in Petroleum Engineering and has over 15 years of experience in the oil and gas industry. Mr. Smith spent his career at XTO Energy where he served as an Operations Engineer specializing in hydraulic fracturing and artificial lift. Mr. Smith was directly responsible for managing fields producing in excess of 100 million cubic feet of natural gas per day. Mr. Smith has also worked on numerous drilling, production, and development projects ranging from the Marcellus Shale to the Permian Basin.

Luis Vierma has served as Executive Vice President, Geological and Geophysical since July 3, 2013. Mr. Vierma, who has 35 years of experience in the oil and gas industry, holds a Bachelor’s Degree in Chemistry from Universidad Central de Venezuela (1979) and earned a master’s degree in Geology (Geochemistry of Petroleum) in 1984 from the University of Indiana. Mr. Vierma held numerous leadership positions at Petróleos de Venezuela, S.A, the fourth largest oil company in the world, including VP of Exploration and Production, and also served as a director of CITGO.

Gary Williky has served as Executive Vice President, Business Development, since November 22, 2013. Mr. Williky received his Bachelor of Science degree from Arizona State University in 1982, where he was an All-American in Track and Field and an NCAA Division 1 coach. Mr. Williky has over 30 years’ experience in the financial industry with expertise in public and investor relations.

21

Certain Relationships and Related Transactions

The Company’s Code of Business Conduct and Ethics, adopted July 3, 2013, contains a policy for the review of transactions in which the Company conducts business with a relative or significant other of a director, officer, or employee of the Company (a “Related Party Transaction”). The Related Party Transaction must be disclosed to the Company’s Chief Financial Officer to determine whether or not it is material to the Company. In the event the Related Party Transaction is determined to be material, it must be reviewed and approved in writing by the Audit Committee in advance of the consummation of such Related Party Transaction. Significant Related Party Transactions, including those involving the Company’s directors or executive officers, must be reviewed and approved in writing in advance by the Company’s Board of Directors.

During the period February 2, 2012 (Commencement of Operations) to December 31, 2012, the Company entered into a series of demand promissory notes totaling $825,000 with Petro River Oil, LLC (“Petro LLC”). The demand promissory notes bore interest at 8% per annum and were due two business days after receipt of demand for payment. In an event of default, the notes bore a default rate of 15% per annum. The notes were unsecured.

During the period January 1, 2013 to April 30, 2013, the Company entered into a series of demand promissory notes totaling $256,950 with Petro LLC. The demand promissory notes bore interest at 8% per annum and were due two business days after receipt of demand for payment. In an event of default, the notes bore a default rate of 15% per annum. The notes were unsecured.

As a result of the Share Exchange, on April 23, 2013, the balance of the aforementioned demand promissory notes and accrued interest totaling $1,163,53 was converted into equity, and subsequently cancelled via a deemed dividend distribution.

22

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the shares of the Company’s Common Stock which are owned on February 21, 2014 or which the person has the right to acquire within 60 days of February 21, 2014 for each director, executive officer, all directors and executive officers as a group, and each person who is the beneficial owner of more than 5 percent of the outstanding shares of the Company’s Common Stock.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Stock Options Exercisable within 60 days	Percentage of Shares Beneficially Owned(3)	Position
Scot Cohen	195,769,947	(2)	8,333,333	24.68%	Executive Chairman
David Briones	0		625,000	0.08%	Chief Financial Officer
Ruben Alba	0		2,500,000	0.3%	Executive Vice President, Unconventional
Daniel Smith	1,436,280		2,500,000	0. 48%	Executive Vice President, Operations
Luis Vierma	0		1,250,000	0.15%	Executive Vice President, Geological and Geophysical
Gary Williky	0		1,250,000	0.15%	Executive Vice President, Business Development
Glenn C. Pollack	3,341,644		847,457	0.51%	Director
John Wallace	0		847,457	0.10%	Director
Fred Zeidman	0		847,457	0.10%	Director
All Directors and Officers as a Group (9 persons)	219,548,545	(3)	19,000,674	26.21%
Petrol Lakes Holding Limited(4)	81,250,000			9.93%	5% owner
Iroquois Capital Opportunity Fund, L.P.(5)	53,685,800			6.72%	5% owner
Aaron Wolfson(6)	53,207,137	(7)		6.5%	5% owner

(1)	Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address of the Company.

(2)

The beneficial owner is a Managing Member of (i) Iroquois Capital Management, LLC, which controls Iroquois Capital Opportunity Fund, L.P, (ii) Structure Oil Corp., and (iii) Mega Partners 1 LLC. In addition, he serves as a Director of the Scot Jason Cohen Foundation. By virtue of these positions, he may be deemed, pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to beneficially own all Common Stock directly owned by such entities.

(3)	Includes Stock Options exercisable within 60 days of February 21, 2013.

(4)	The principal business address of the beneficial owner is Unit D, 12/F, Seabright Plaza, 9-23 Shell Street, North Point, Hong Kong.

(5)	The principal business address of the beneficial owner is 641 Lexington Avenue, 26th Floor, New York, New York, 10022.

(6)	The principal business address of the beneficial owner is 1 State Street Plaza, Floor 29, New York, New York 10004.

(7)

The beneficial owner is a Partner of South Ferry Building Company L.P. (“South Ferry”). By virtue of this relationship, he may be deemed, pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, to beneficially own the Company’s Common Stock held by South Ferry; however, full voting and dispositive power over the shares of the Company held by South Ferry has been delegated to the portfolio manager.

23

Compensation of Officers

The following table presents a summary of the compensation paid to our executive officers during the fiscal years ended April 30, 2013 and 2012. Except as listed below, there were no bonuses, other annual compensation, restricted stock awards or stock options or any other compensation paid to the named executive officers.

Summary Compensation Table

Name and Principal Position	Year Ended April 30,	Salary $	Bonus $	Stock awards $	Option awards $	No equity Incentive plan compensation $	Nonqualified Deferred compensation Earnings $	All other compensation $	Total $
Scot Cohen(1), Executive Chairman	2013	0	0	0	0	0	0	0	0
	2012	0	0	0	0	0	0	0	0
Jeffrey Freedman (1), Interim CEO and CFO	2013	25,000	0	0	0	0	0	0	25,000
	2012	120,000	0	0	23,300	0	0	0	143,300
Pat McCarron(3), Vice President, Operations	2013	38,550	0	0	0	0	0	0	38,550
	2012	185,040	0	0	0	0	0	0	185,040
Tim Morrison,Former CEO, President, and Secretary(4)	2013	0	0	0	0	0	0	0	0
	2012	130,679	0	0	0	0	0	0	130,679

(1)	Mr. Cohen was appointed Executive Chairman on April 23, 2013 following the Share Exchange, and received no compensation from the company in the year ended April 30, 2013.

(2)

Mr. Freedman served as the Company’s interim Chief Executive Officer from January 23, 2012 until April 23, 2013, and as the Company’s interim Chief Financial Officer from July 1, 2011 until April 23, 2013.

(3)	Mr. McCarron served as the VP of Operations until March 15, 2013.

(4)	Mr. Morrison was the Chief Executive Officer, President and Secretary of the Company from January 1, 2011 until his resignation on January 23, 2012.

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Compensation Discussion and Analysis

The Company’s compensation program is designed to provide our executive officers with competitive remuneration and to reward their efforts and contributions to the Company. Elements of compensation for our executive officers include base salary and bonuses paid as stock options pursuant to the Company’s 2012 Equity Compensation Plan. Company performance does not play a significant role in the determination of base salary.

The Compensation Committee, working in conjunction with the Executive Chairman, reviews and makes recommendations to the Board regarding all forms of compensation to be provided to officers and directors of the Company, including all bonus and stock compensation. The Compensation Committee may also set general compensation goals and guidelines for the Company’s employees from time to time.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2013 Proxy Statement.

Compensation Committee
Glenn C. Pollack
Fred Zeidman

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During the last fiscal year, none of the Company’s executive officers served on the Board of Directors or compensation committee of any other entity whose executive officers served either the Company’s Board or Compensation Committee.

Employment Agreements

Scot Cohen, our Executive Chairman, entered into a five year employment agreement (the “Employment Agreement”) with the Company upon completion of the Share Exchange on April 29, 2013. Under the terms of the Employment Agreement, the Company shall pay the Executive Chairman an annual base salary of $120,000, which amount may increase subject to the discretion of the Company, as well as discretionary annual cash or stock bonuses. The Executive Chairman was also awarded a restricted stock unit (“RSU”) grant pursuant to the terms of the Employment Agreement. As a result of an amendment to the Employment Agreement, dated November 20, 2013, the Company substituted an option grant of 41,666,667 options for this RSU grant.

Outstanding Equity Awards at Fiscal Year-End

None.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, with respect to the fiscal year ended April 30, 2013, all officers, directors and beneficial owners of more than 10% of our Common Stock have filed their initial statements of ownership on Form 3 on a timely basis, and the officers, directors and beneficial owners of more than 10% of our Common Stock have also filed the required Forms 4 or 5 on a timely basis, other than Gary Williky, who filed a Form 4 on December 18, 2013 reporting a stock option award which was granted on November 22, 2013, and David Briones, who filed a Form 4 on February 21, 2014 reporting a stock option award which was granted on November 26, 2013.

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Arrangements or Understandings

There was no arrangement or understanding between any of our directors and any other person pursuant to which any director was to be selected as a director.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

Family Relationships

No family relationships exist between any Directors or executive officers, as such term is defined in Item 402 of Regulation S-K promulgated under the Exchange Act.

AUDIT-RELATED MATTERS – AUDITOR FEES AND SERVICES

The Company’s independent registered public accounting firm is Marcum LLP, appointed by the Company’s Board effective August 10, 2012. The Company’s prior auditors, KPMG LLP (“KPMG”), resigned effective June 26, 2012. KPMG’s resignation was due to an inability to perform the audit of the Company’s consolidated financial statements for the year ended April 30, 2012 due to regulations applicable to public auditors in Texas. KPMG had been the auditor of the Company since 2007.

Audit Fees

During the fiscal years ended April 30, 2013 and April 30, 2012, the audit fees paid to Marcum LLP were approximately $183,000 and $115,000, respectively.

During the fiscal year ended April 30, 2012, the audit fees paid KPMG were approximately $20,000.

Audit-Related Fees

During the fiscal years ended April 30, 2013 and April 30, 2012, Marcum LLP did not render assurance and related services reasonably related to the performance of the audit or review of financial statements. During the fiscal year ended April 30, 2012, KPMG did not render assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

During the fiscal year ended April 30, 2013 the fees paid to Marcum LLP for tax compliance, tax advice and tax planning were $42,500. During the fiscal year ended April 30, 2012, neither Marcum LLP nor KPMG rendered services for tax compliance, tax advice and tax planning.

All Other Fees

During the fiscal years ended April 30, 2013 and April 30, 2012 there were no fees billed for products and services provided by the principal accountants other than those set forth above.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent registered public accountants’ independence.

26

Representatives of the principal accountants for the current year and for the most recently completed fiscal year:

(i)	are not expected to be present at the Annual Meeting;
(ii)	will have the opportunity to make a statement if they desire to do so; and
(iii)	are not expected to be available to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The Audit Committee shall approve the audit engagement and fees related thereto and pre-approve any other services and fees related thereto to be provided by the independent auditors. The Audit Committee shall schedule meetings to review and approve the scope of the annual audit to be performed by the Company’s independent auditors.

The Audit Committee shall select, evaluate, and if appropriate, terminate or replace the independent auditors. The Audit Committee will arrange to receive from the independent auditors a formal written statement on at least an annual basis delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, which shall (a) set forth all relationships between the independent auditor and its related entities and the Company and its related entities that in the independent auditor’s professional judgment may reasonably be thought to bear on independence, and (b) confirm that in the auditor’s professional judgment, it is independent of the Company within the meaning of the Exchange Act and the Securities Act. On an annual basis, the Audit Committee will review and discuss with the auditors all significant relationships, including non-audit services proposed or performed, the auditors have with the Company to determine the auditors’ independence, especially in light of any disclosed relationships or services that may impact the objectivity and independence of the auditor. The independent auditors are accountable to the Audit Committee and to the Board.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independent auditors’ independence. Additionally, the Audit Committee has reviewed fees charged by the independent auditors and has monitored whether the non-audit services provided by its independent auditors are compatible with maintaining the independence of such auditors. Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Transition Report on Form 10-K for the transition period ended April 30, 2013 for filing with the SEC and the Board approved that recommendation.

Audit Committee:
Glenn C. Pollack
Fred Zeidman

27

OTHER INFORMATION

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at 1980 Post Oak Blvd., Suite 2020, Houston, TX 77056 or calling (469) 828-3900.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before January 9, 2015. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Other Matters

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Annual Meeting other than proposals one through seven described in this Proxy Statement. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains the reports, proxy and information statements and other information regarding the Company that we have filed electronically with the SEC. The address of the SEC’s Internet site is http://www.sec.gov.

Transition Report

A copy of the Company’s Transition Report on Form 10-K for the transition period from January 1, 2013 to April 30, 2013, which has been filed with the SEC pursuant to the Securities Exchange Act of 1934, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Transition Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Petro River Oil Corp., at 1980 Post Oak Blvd., Suite 2020, Houston, TX 77056, or on the SEC’s Internet website at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Scot Cohen
Executive Chairman
March 12, 2014

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Appendix A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

Petro River Oil Corp., organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of Petro River Oil Corp. adopted a proposed amendment of the Certificate of Incorporation of said corporation to effectuate a reverse stock split, declaring said amendment to be advisable.

The proposed amendment reads as follows:

Article Fourth is hereby amended by striking the first paragraph in its entirety and replacing it with the following:

The total number of shares of stock the Corporation is authorized to issue is [2,250,000,000/the split ratio + 5,000,000] shares, consisting of 5,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”), and [2,250,000,000/the split ratio] shares of common stock, par value $0.00001 per share (the “Common Stock”);

and by adding the following paragraph immediately after the new first paragraph of Article Fourth:

Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each __ (■) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Consolidation”). No fractional shares shall be issued in connection with the Consolidation. Shares shall be rounded up to the nearest whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the rounding up of any fractional share interests as described above.

SECOND: That, pursuant to a resolution of its Board of Directors, a special meeting of the stockholders of Petro River Oil Corp. was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of granting the Board of Directors the authority to amend the Certificate of Incorporation to provide for a reverse stock split.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this __ day of ________________, 2014.

By:
Title:
Name:

A-1

Appendix B

PETRO RIVER OIL CORP.

Amended and Restated

2012 Equity Compensation Plan

(Amendments are reflected in bold-underlined text)

1. Purposes.

(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Stock Options, (iii) Common Stock, (iv) Restricted Stock, and (v) Restricted Stock Units.

(c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. Definitions.

(a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Cause” for termination of Continuous Service means there exists (i) a reasonable and good faith finding by the Company as determined by it in its sole discretion, of a material and repeated failure of the Participant to provide his or her full business time and attention to his reasonably assigned duties for the Company (including, without limitation, unexcused failure to report for work) for reasons other than the Participant’s death or disability, or the Participant’s gross negligence or willful misconduct; which failure or deficiency remains uncured (if curable) for a period of thirty (30) days following written notice by the Company to the Participant which specifies the reasons for the potential cause determination; (ii) the material breach by the Participant of any of the provisions of his or her employment agreement (if the Participant has an employment agreement with the Company) for reasons other than the Participant’s death or disability, which breach remains uncured (if curable) for a period of thirty (30) days following written notice by the Company to the Participant which specifies the reasons for the potential cause determination; (iii) the conviction of the Participant of, or the entry of a pleading of guilty or nolo contendere by the Participant to, any felony; (iv) the Participant having committed any theft, embezzlement, fraud or other intentional act of dishonesty involving the business of the Company; or (v) any adjudication in any civil suit, or written acknowledgment by the Participant in any agreement or stipulation of the commission of any theft, embezzlement, fraud or other intentional act of dishonesty involving any other person.

(d) “Change of Control” an event or series of events resulting in the current holders of more than 50% of the Common Stock of the Company (inclusive of their affiliates) thereafter holding less than 50% of the Common Stock of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(f) “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Petro River Oil Corp, a Delaware corporation.

(i) “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or(ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

B-1

(j) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(k) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(l) “Director” means a member of the Board of Directors of the Company.

(m) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(n) “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on a NASDAQ Market or quoted on the Over the Counter Bulletin Board, the Fair Market Value of a share of Common Stock shall be the closing sales price (last trade) for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(q) “Good Reason” means, without the written consent of the Participant, (i) a material reduction by the Company in the Participant’s duties or position, (ii) a reduction of the Participant’s compensation or benefits as set forth in the Company’s benefits policies as of the date hereof or in Participant’s employment agreement, (iii) the relocation of the Participant’s principal place of employment by more than 50 miles, or (iv) any material breach by the Company of the Participant’s employment agreement, if any. Prior to a termination of Continuous Service with good reason, the Company shall have thirty (30) days to cure the deficiency or deficiencies related to the potential good reason determination.

(r) Not used.

(s) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(t) “Non-statutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a Stock Option granted pursuant to the Plan.

(w) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

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(x) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(y) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax-qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(z) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(aa) “Plan” means this Petro River Oil Corp. 2012 Equity Compensation Plan.

(bb) “Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock award under Section 7(b) of the Plan.

(cc) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one share of Common Stock, granted pursuant to Section 7(c). Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(dd) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ee) “Securities Act” means the Securities Act of 1933, as amended.

(ff) “Stock Award” means any equity grant under the Plan, including any grant of an Option, a Restricted Stock Unit, Common Stock, or Restricted Stock.

(gg) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan. In the case of a Stock Award consisting of Restricted Stock, it shall mean a written agreement between the Company and a Participant evidencing the terms and restrictions applying to an individual grant of Restricted Stock, and in the case of a Stock Award consisting of Restricted Stock Units, it shall mean a written agreement between the Company and a Participant evidencing the terms and restrictions applying to an individual grant of Restricted Stock Units.

(hh) “Stock Award Transfer Program” means any program instituted by the Board which would permit Participants the opportunity to transfer any outstanding Stock Awards to a financial institution or other person or entity approved by the Board.

(ii) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine the Fair Market Value;

(ii) To select the persons to whom Stock Awards may be granted hereunder;

(iii) To determine the number of shares of Common Stock to be covered by each Stock Award granted hereunder;

(iv) To approve forms of Stock Award Agreements for use under the Plan;

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(v) To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Stock Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Board will determine;

(vi) To determine the terms and conditions of any, and to institute any, Stock Award Transfer Program in accordance with Section 10(b);

(vii) To construe and interpret the terms of the Plan and Stock Awards granted pursuant to the Plan;

(viii) To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(ix) To modify or amend each Stock Award (subject to Section 13(e) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Stock Awards and to extend the maximum term of an Option (subject to Section 6(a) regarding Incentive Stock Options);

(x) To allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 11(f);

(xi) To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Stock Award previously granted by the Board;

(xii) To allow a Participant to defer the receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant under a Stock Award pursuant to such procedures as the Board may determine; and

(xiii) To make all other determinations deemed necessary or advisable for administering the Plan.

(c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Committee Composition. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s and/or Committee’s Decision. All determinations, interpretations and constructions made by the Board or the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. Shares Subject To The Plan.

(a) Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the total number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 120,000,000 million shares (the “Reserved Shares”).

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(b) Reversion of Shares to the Share Reserve. Subject to the provisions of 4(a) above, if any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. Eligibility.

(a) Not used.

(b) Not used.

(c) Section 162(m) Limitation. Subject to the provisions of Section 12 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than nine million (9,000,000) shares of Common Stock during any calendar year.

(d) Consultants.

(i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(ii) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(iii) Rule 701 and Form S-8 generally are available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6. Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be non-statutory Stock Options at the time of grant. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Not used.

(c) Exercise Price of a Stock Option. The exercise price of each Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Non-statutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board (which includes a cashless exercise election). Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

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In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary to avoid a charge to earnings for financial accounting purposes.

In the case of a cashless exercise, the following formula will be used:

If elected by the Holder, the Holder shall be entitled to receive a certificate for the number of Option Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing stock price (trade) on the Trading Day immediately preceding the date of such election;

(B) = the Exercise Price of the Option, as adjusted; and

(X) = the number of Option Shares issuable upon exercise of the Option in accordance with the terms of the Option by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, unexercised vested Options shall be automatically exercised via cashless exercise pursuant to this Section 6(d).

(e) Vesting. (i) The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates, the Optionholder (or the Optionholder’s heirs, executor or successors) may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date six (6) months following the termination of the Optionholder’s Continuous Service (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall be exercised on a cashless basis per section 6(d) or terminate.

(g) Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Employment and/or Continuous Service would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of six (6) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(h) Not used.

(i) Not used.

(j) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.

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7. Provisions of Stock Awards other than Options.

(a) Stock Awards. Each Stock Award Agreement with regard to Common Stock shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Award Agreements for Common Stock may change from time to time, and the terms and conditions of separate Stock Award Agreements for Common Stock need not be identical, but each Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Stock Award of Common Stock may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii) Vesting. Stock Awards other than Options shall vest in accordance with the schedule determined by the Board, which shall be set forth in the applicable Stock Award Agreement.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement.

(b) Restricted Stock Awards. Each Stock Award Agreement with regard to Restricted Stock shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Stock Award Agreement may change from time to time, and the terms and conditions of separate Stock Award Agreement for Restricted Stock need not be identical, but each Stock Award Agreement regarding Restricted Stock shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Transferability. Except as provided in this Section 7(b) or Section 10, shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such time as the shares of Restricted Stock have vested.

(ii) Other Restrictions. The Board, in its sole discretion, may impose such other restrictions on shares of Restricted Stock as it may deem advisable or appropriate.

(iii) Removal of Restrictions. Except as otherwise provided in this Section 7(b), shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the date the shares of Restricted Stock vest or at such other time as the Board may determine. The Board, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(iv) Voting Rights. During the period in which the shares of Restricted Stock are not transferable, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Board determines otherwise.

(v) Dividends and Other Distributions. During the period in which the shares of Restricted Stock are not transferable, Participants holding shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such shares, unless the Board provides otherwise. If any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(vi) Return of Restricted Stock to the Company. On the date set forth in the Stock Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(c) Restricted Stock Units. Restricted Stock Units may be granted at any time and from time to time as determined by the Board. After the Board determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in a Stock Award Agreement for Restricted Stock Units of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(i) Vesting Criteria and Other Terms. The Board shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Board may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Board in its discretion.

(ii) Settlement of Restricted Stock Units. Restricted Stock Units shall be settled within 10 business days after vesting, either by delivery to the Participant of shares of Common Stock (with appropriate Securities Act restrictive legends) or, at the election of the Company, by delivery to the Participant of a cash payment based upon the Fair Market Value of the Company’s Common Stock on the date of vesting for each Restricted Stock Unit vested.

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8. Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. Transferability of Awards.

(a) General. Unless determined otherwise by the Board, a Stock Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution, to a revocable trust, or as permitted by Rule 701, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Board makes a Stock Award transferable, such Stock Award will contain such additional terms and conditions as the Board deems appropriate.

(b) Stock Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Board shall have all discretion and authority to determine and implement the terms and conditions of any Stock Award Transfer Program instituted pursuant to this Section 10(b) and shall have the authority to amend the terms of any Stock Award participating, or otherwise eligible to participate in, the Stock Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Stock Award, (ii) amend or remove any provisions of the Stock Award relating to the Stock Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Stock Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Stock Award, and (v) make such other changes to the terms of such Stock Award as the Board deems necessary or appropriate in its sole discretion.

11. Miscellaneous.

(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Stockholder Rights. Except to the limited extent provided in Section 7(b), no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable pursuant to a Stock Award (or exercise thereof), unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

(c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Not used.

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

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(f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(g) Information Obligation. To the extent required by applicable state law, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

12. Adjustments upon Changes in Stock.

(a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a) and the maximum number of securities subject to award to any person pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

(c) Asset Sale, Merger, Consolidation or Reverse Merger. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction. Notwithstanding the foregoing provisions of this paragraph, Participants shall be allowed not less than six (6) months to exercise Stock Awards so vested.

13. Amendment of the Plan and Stock Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

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(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14. Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15. Effective Date of Plan.

The Plan shall become effective as of the date of approval by the Board.

16. Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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